Exhibit 99.1

Exhibit 99.1

New York Financial Community

October 23, 2013

1

Regarding Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “expects,” “believes,” or “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding NJR’s net financial earnings (NFE) for fiscal 2013 through fiscal 2017, forecasted contribution of business segments to fiscal 2013 and long-term NFE, long-term financial goals of NJR, expected contribution by new customers of New Jersey Natural Gas Company (NJNG) to utility gross margin, expected number of new customers of NJNG, new sources of utility gross margin at NJNG for 2013 through 2017, Solar Renewable Energy Certificate (SREC) prices, NJR’s effective tax rate, estimated capital expenditures in fiscal 2013 and beyond by NJNG and NJRCEV, planned natural gas vehicle (NGV) stations, the diversification of NJRCEV’s strategy, the impact of the Two Dot Wind farm on earnings, and expected dividend payout ratio include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants.

The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG’s customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s Basic Gas Supply Service incentive programs, NJRES’ operations and on the Company’s risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR’s pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company’s joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR’s eligibility for federal investment tax credits (ITC), and production tax credits (PTC), the future market for SRECs and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG’s costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG Conservation Incentive Program (CIP), the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack of failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs resulting from Superstorm Sandy. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed on November 28, 2012, as filed with the Securities and Exchange Commission (SEC) and our Quarterly Report on Form 10-Q, filed with the SEC on May 3, 2013, each of which is available on the SEC’s website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

2

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measures net financial earnings (losses), financial margin and utility gross margin. As an indicator of the Company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other.

Management uses net financial earnings (NFE), financial margin and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, filed on November 28, 2012. This information has been provided pursuant to the requirements of SEC Regulation G.

3

New Jersey Resources: Growth Initiatives

Infrastructure Growth – Specific plans to nearly double plant investment by fiscal 2017

Customer and Gross Margin Growth – Diversified and sustainable gross margin growth

Non-Regulated Investments – Long-term plan to diversify clean energy portfolio to reduce reliance on Investment Tax Credits (ITCs) Financial Goals – Above-average earnings and dividend growth

4 to 7 Percent Average Long-Term Annual NFE Growth Strategies, with 65-80 Percent from Regulated Businesses

Regulated Businesses

Significant increase in NJNG regulated infrastructure investments

Diversified sources of NJNG gross margin November 2015 base rate filing

Targeted growth from NJR Midstream

Non-Regulated Businesses

Diversify clean energy portfolio

Prudently expand onshore wind investments

Steady contributions from NJR Energy Services

Expanded products and markets at NJR Home Services

5

Strong NJNG Customer Growth Adds Gross Margin

Customer Growth Capital Investment Estimates

2009-

($mm) 2012 2013F 2014E 2015E 2016E 2017E Total

Actual

Customer Growth $79.4 $21.6 $24.7 $25.6 $25.5 $25.5 $202.3

Maintenance/Other 177.4 43.0 57.5 49.0 48.1 40.6 415.6

Total $256.8 $64.6 $82.2 $74.6 $73.6 $66.1 $617.9

7,456 new customers in fiscal 2013, up 11 percent over last year

3,627 new construction customers, up 27 percent over last year

3,829 conversions from other fuels; 51 percent of total

619 existing customer heat conversions in fiscal 2013

Over next two fiscal years, expected to add about 14,000-16,000 new customers

Customer growth estimated to add $3.9 million annually of utility gross margin

6

Key Trends Support Future Customer Growth

Demographics

Support above average growth

Population Change 2000-2010

15.0% 12.8%

10.0%

4.5% 4.7%

5.0% 2.5%

0.0%

NJ Morris Monmouth Ocean

Fuel Pricing

Supports natural gas advantage

Equivalent Cost Value for Customers * $ 5.25

$4.40

$3.90 $ 4.50

$3.20 $ 3.75

$ 3.00

$ 2.25

$1.13 $ 1.50

$ 0.75

$ 0.00

NJNG Fuel Oil Propane Electricity

Future New Construction

2013-

2017

15,900

2018-

Buildout

71,600

Source: Arthur D. Little, Harte Hanks and NJNG

Future Conversions

Non Heat

Off Main 7,246

On Main

49,800 37,749

Near

Main

29,192

Source: US Energy Information Administration. * Data as of March 2013. Based on

100,000 comparable BTUs

7

Current NJNG Infrastructure Investments

Current Infrastructure Capital Investment Estimates

2009-2012

($mm) Actual 2013F 2014E 2015E 2016E 2017E Total

AIP/SAFE $136.7 $52.0 $38.3 $40.4 $39.1 - $306.5

Superstorm Sandy - 26.0 5.3 5.2 - - 36.5

NGV Advantage - 1.0 9.0 - - - 10.0

Total $136.7 $79.0 $52.6 $45.6 $39.1 - $353.0

SAFE (Safety Acceleration and Facility Enhancement Program )- $130 million over four years to replace 276 miles, or 50 percent, of cast iron and unprotected steel main

Superstorm Sandy-Range of $35 to $40 million over three years

NGV Advantage-Total investment up to $10 million; $6-$8 million already committed to three refueling stations

8

Planned NJNG Infrastructure Capital Projects

Planned Infrastructure Capital Investment Estimates

2009-2012

($mm) Actual 2013F 2014E 2015E 2016E 2017E Total

NJ RISE - - $4.6 $13.0 $12.0 $12.0 $41.6

Liquefaction - - 16.0 16.3 3.4 - 35.7

Southern Reliability - - 2.3 12.3 80.6 34.8 130.0

Total - - $22.9 $41.6 $96.0 $46.8 $207.3

NJ RISE (Reinvestment in System Enhancement) - $102 million

NJNG storm response filing with NJ BPU on September 3, 2013

Additional pipe to barrier islands and excess flow valves

Liquefaction Facility - $35.7 million

Reduces LNG transportation costs and creates customer savings

Southern Reliability Link (SRL) - $130 million

Adding high-pressure natural gas pipeline to support reliability

Diversifies supplier base

Supports growth in Ocean County

Capital of Over $1 Billion Drives Long-Term Growth

NJNG Capital Expenditure Estimates

2009-

($mm) 2012 2013F 2014E 2015E 2016E 2017E Total

Actual

Customer Growth $79.4 $24.5 $24.7 $25.6 $25.5 $25.5 $205.2

Maintenance/Other 177.4 35.4 57.5 49.0 48.1 40.6 408.0

AIP/SAFE 136.7 52.0 38.3 40.4 39.1 - 306.5

Superstorm Sandy - 26.0 5.3 5.2 - - 36.5

NGV Advantage - 1.0 9.0 - - - 10.0

NJ RISE - - 4.6 13.0 12.0 12.0 41.6

Liquefaction - - 16.0 16.3 3.4 - 35.7

Southern Reliability - - 2.3 12.3 80.6 34.8 130.0

SAVEGREEN 36.5 24.0 42.5 42.5 42.5 16.2 204.2

Total $430.0 $162.9 $200.2 $204.3 $251.2 $129.1 $1,377.7

Expected Base Rate Case Resolution by Fiscal 2017

Infrastructure Investments Already Earning a Return

Currently

Earning a

Return -

$726 mm

Future

Returns -

$652 mm

NJNG currently earning a return on 53 percent of these investments

Customer Growth: NJNG Gross Margin

Annual 1.5 to 1.6 percent customer growth Improving new construction Strong conversion market NJNG has decoupled rates (Conservation Incentive Program)

Provides gross margin stability

$24.0 $22.1

$ 17.4

$18.0

$12.8

millions $12.0

$8.1

$

$6.0 $3.7

$0.0

FY13F FY14E FY15E FY16E FY17E

The SAVEGREEN Project®: NJNG Gross Margin

Promotes customer investment in high-efficiency heating equipment

BPU approved a significant program expansion in June 2013

NJNG earns 9.75 to 10.3 percent Return on Equity (ROE)

$12.0 $10.6

$10.1

$10.0

$8.2

$8.0

$5.7

millions $6.0

$

$4.0 $2.9

$2.0

$0.0

FY13F FY14E FY15E FY16E FY17E

NJNG expects to invest $85 million over the next two years

The NGV Advantage: NJNG Gross Margin

Total potential investment of up to $10 million

$6—$8 million committed on three contracts

NJNG earns 10.3 percent ROE

Infrastructure Throughput

$3.0

$2.6

$2.3 $2.5

$0.7 $0.8

$0.6

$2.0

millions $

$1.0 $1.8 $1.8 $1.8

$.2

$ .01

$0.0

FY13F FY14E FY15E FY16E FY17E

NJNG Gross Margin: Basic Gas Supply Service (BGSS) Incentives

Programs in place through October 2015 to benefit customers and shareowners

Adds about $.08 annually to NFE per share

$ 8.0 $7.3

$6.5

$6.0 $6.0 $6.0

$ 6.0

$ 4.0

millions $

$ 2.0

$ 0.0

FY13F FY14E FY15E FY16E FY17E

BGSS has saved customers ~$621 million since 1992

Diversified and Growing NJNG Gross Margin

$45.0 $41.3

$40.0 $36.0

$35.0

$29.3

$30.0

millions $

$25.0 $20.3

$20.0

$14.1

$15.0

$10.0

$5.0

$0.0

FY13F FY14E FY15E FY16E FY17E

Customer Growth SAVEGREEN NGV BGSS Incentives

Incremental utility gross margin expected to triple over five years

Targeted Growth from Regulated NJR Midstream

Current investments provide 5 to 10 percent of NFE

Strategic Marcellus location enhances value

Leveraging customer contacts for growth opportunities

Steckman Ridge

50/50 joint venture with Spectra Energy

12 Bcf natural gas storage facility in SW PA

Iroquois Pipeline

5.53 percent interest in gas pipeline to transport Canadian natural gas to Northeast

4	to 7 Percent Average Long-Term Annual NFE Growth Strategies, with 20-35 Percent from Non-Regulated Businesses

Regulated Businesses

Significant increase in NJNG

regulated infrastructure

investments

Diversified sources of NJNG

gross margin

November 2015 base

rate filing

Targeted growth from

NJR Midstream

Non-Regulated Businesses

Diversify clean energy portfolio

Prudently expand onshore wind investments

Steady contributions from NJR Energy Services

Expanded products and markets at NJR Home Services

Clean Energy Portfolio Strategy

Renewable Portfolio Standard (RPS) provides a growing source of demand

62 MW inventory of grid-connected projects over next four years Sunlight Advantage residential solar program

Gradual decline in solar capital spending by 2017

ITCs reduce to 10 percent in January 2017

How will growth continue?

Increase SREC revenue; higher prices and volume

Invest in onshore wind projects and other clean energy investments; e.g. ,Combined Heat and Power (CHP) Grow regulated earnings contribution

Long-term goal to maintain NJRCEV at 10 to 20 percent of NFE

Improving SREC Fundamentals

Energy Year 2014 SREC Prices SREC Prices and Construction Activity

$ 160 $160 40.0

$ 150 $150 35.0

$140 30.0

$ 140

$130 25.0

$ 130 SREC $120 20.0 MW,

$ 120 $ $110 15.0

$ 110 $100 10.0

$90 5.0

$ 100

ICAP/KARBONE Average $80 —

$90

$80

Installed MW Average SREC Price

NJ increased solar RPS effective June 2013

Solar construction activity has slowed

SREC prices have nearly doubled

SREC sales expected to grow from approximately 65,000 in fiscal 2013 to 174,000 in fiscal 2017

Clean Energy Portfolio Diversification: Onshore Wind

Why are we doing this?

Supports NJR’s electric strategy

Earnings growth opportunities supported by long-term Power Purchase Agreements (PPAs) with annuity-like returns

29 states and the District of Columbia have RPS

Tax credits are production based

NJR’s Strategic Partnership with OwnEnergy, Inc.

OwnEnergy focuses on small to mid-sized projects; current project pipeline totals 1,300 MW

Estimated minimum unlevered IRR of 8.75 percent; estimated ROE of 15 percent

NJR has “first refusal” purchase option

Will evaluate project financing

Clean Energy Portfolio Diversification: Two Dot Wind Farm

Purchased from OwnEnergy, Inc.

9.7 MW utility scale wind farm project located in Montana, east of Helena

Approximately $22 million investment

25-year PPA in place to sell power Two Dot to NorthWestern Energy

Start up expected summer 2014

Strong partners—GE, Mortenson Construction, etc.

Expected to contribute $.02-$.04 per share annually beginning in fiscal 2015

NJRES: Growth Opportunities in a Changing Market

Portfolio restructured to reflect current market realities

Growth opportunities from physical natural gas and producer services

Providing energy solutions for customers in the Marcellus Shale and other natural gas regions

Producers, Utilities, Power Generators, Pipelines and Industrials

Holds 1.1 Bcf/day of firm transportation and more than

33 Bcf of storage throughout the U.S. and Canada

5 to 15 percent of total NFE

NJR Home Services: Retail Solutions for Customer Comfort

Expanded array of services now offered

Whole-house electric and plumbing contracts

Standby generator contracts

Air conditioning

Generators

Pursuing geographic expansion

Currently marketing in Sussex, Warren and Hunterdon Counties

2 to 5 percent of total NFE

Consistent and Sustainable Financial Performance

Net Financial Earnings Per Share

$3.21 –

$3.49 $3.60

$3.40

$3.20

$2.75 –

$2.95 $3.00

$2.80

$2.60

$2.40

$2.11 $2.20

$2.00

$1.88

$1.80

$1.73 $1.80

$1.61

$1.60

$1.40

$2.24 $2.40 $2.46 $2.58 $2.71 $2.70–$2.75

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 2014E 2017E*

*	Assumes a range of 4-7 percent average annual growth

Fiscal 2014 NFE Per Share Guidance—$2.75 to $2.95

New Jersey

Natural Gas

60-70%

NJR Energy

Services

5-15%

NJR Home

Services

2-5%

NJR Clean Energy

Ventures

10-20% NJR Midstream

5-10%

Regulated businesses expected to contribute 65-80 percent of total NFE

Growing and Sustainable Dividend

$ 2.00 Dividend Growth $1.92

$ 1.75 $1.68

$1.62

$1.54

$ 1.50 $1.44

$1.36

$1.24

$ 1.25 $1.12

$ 1.01

$ 1.00

$ 0.75

$ 0.50

$ 0.25

$ 0.00

2007 2008 2009 2010 2011 2012 2013 2014* 2017E**

Payout Ratio*** 63%

65%

55% 56% 57%

49% 51% 50% 52%

48%

49%

33%

16%

0%

2005 2006 2007 2008 2009 2010 2011 2012 Peer Group****

Payout ratio goal is 60-65 percent

* Current annual rate

** Assumes 5 percent average annual growth

*** Based on NJR Net Financial Earnings

**** Peer group average based on 2013 earnings estimates and indicated dividend from Bloomberg. Peer group: ATO, GAS, LG, NWN, PNY, SJI, SWX, VVC and WGL

NJR’s Long-Term Financial Goals

Achieve average long-term NFE growth of 4 to 7 percent

Significant capital investment in regulated business to support customer growth and maintain safe, reliable and resilient service

New customers and regulatory initiatives generate significant NJNG gross margin growth

Provide annual dividend growth of at least 5 percent

Targeted payout ratio of 60 to 65 percent

Expect at least 65 to 80 percent of earnings from Regulated Businesses

Supported by constructive and collaborative regulatory relationships

New York Financial Community

October 23, 2013